UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2017

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 7, 2017, Berkshire Hills Bancorp, Inc. (the “Company”) made available the Company’s 2016 Summary Annual Report to its stockholders of record as of March 20, 2016. A copy of the Company’s 2016 Summary Annual Report is furnished herewith as Exhibit 99.1 and shall not be deemed “filed” for any purpose. The Company’s 2016 Summary Annual Report will also be made available online at www.berkshirebank.com under the Investor Relations tab.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Berkshire Hills Bancorp, Inc. 2016 Summary Annual Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: April 10, 2017	By:	/s/Wm. Gordon Prescott
Wm. Gordon Prescott
Senior Vice President and General Counsel